Exhibit 99.1

Contacts:
Deborah McBride (Media)	Kathy Guinnessey (Investors/Analysts)
mcbrided@dnb.com	Kathy.Guinnessey@dnb.com
973.921.5714	973.921.5892

Dun & Bradstreet Reports Second Quarter 2017 Results

•	Raises Lower-end of Operating Income and EPS Guidance Ranges

•	Reaffirms Revenue and Free Cash Flow Guidance

•	Declares Quarterly Dividend

Short Hills, N.J. - August 2, 2017 - Dun & Bradstreet (NYSE: DNB) reported results for the second quarter ended June 30, 2017 of GAAP revenue up 2% year over year, both after and before the effect of foreign exchange. As Adjusted revenue up 2% year over year, after the effect of foreign exchange (up 3% before the effect of foreign exchange); and organic revenue up 1% year over year before the effect of foreign exchange.

	Quarter Ended		AFX	BFX
	June 30,		% Change	% Change
(Amounts in millions, except per share data)	2017	2016	Fav (Unfav)	Fav (Unfav)
GAAP Revenue	$405.7	$398.8	2%	2%
As Adjusted Revenue	$408.4	$399.3	2%	3%
Organic Revenue	$392.5	$390.7		1%

GAAP Operating Income(1)	$76.4	$46.5	64%
As Adjusted Operating Income	$90.2	$86.9	4%

GAAP Diluted Earnings (Loss) Per Share(1)	$1.22	$0.51	N/M
As Adjusted Diluted Earnings (Loss) Per Share	$1.4	$1.37	2%

	Year-To-Date
	June 30,	June 30,
	2017	2016
Net Cash Provided By Operating Activities - Continuing Operations (GAAP)	$176.5	$180.9
Free Cash Flow	$143.2	$148.0

(1)	Includes accrued expenses related to a legal matter and the ongoing SEC and DOJ investigation of our China Operations.
N/M - Not Meaningful
See attached Schedules 5 and 6 for a reconciliation of As Adjusted metrics to GAAP results, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

Full Year 2017 Guidance

Dun & Bradstreet today updated its financial guidance for the full year 2017:

•	Organic revenue growth unchanged at 1% to 3%, before the effect of foreign exchange;

•	As Adjusted total revenue growth unchanged at 3% to 5%, before the effect of foreign exchange;

•	As Adjusted operating income growth of 0% to 2%, increased from previous guidance of about flat, in the range of (2%) to 2% versus prior year;

•	As Adjusted diluted EPS of (7%) to (4%) versus prior year, increased from previous guidance of (9%) to (4%) versus prior year; and

•	Free cash flow of $215 million to $245 million, which excludes any potential regulatory fines associated with our China operations, and is unchanged from previous guidance.

Dun & Bradstreet does not provide guidance on a GAAP basis because Dun & Bradstreet is unable to predict, with reasonable certainty, the future movement of foreign exchange rates or the future impact of: (i) non-core gains and charges, (ii) acquisition and divestiture-related fees; and (iii) purchase accounting fair value adjustments to deferred revenue. These items are uncertain and will depend on several factors, including industry conditions, and could be material to Dun & Bradstreet's results computed in accordance with GAAP.

“I’m pleased with the solid earnings growth we drove in the second quarter, while at the same time continuing to position the Company for accelerating revenue growth going forward” said Bob Carrigan, Chairman and CEO of Dun & Bradstreet. “We continue to deliver more of our offerings through modern, as-a-service solutions so our customers can get the critical data and insight they need, where and when they need them.”

Deferred revenue for the Company as of June 30, 2017 was $642.7 million, up 2% year over year; Americas was $569.3 million, up 5% year over year and Non-Americas was $73.4 million, down 17% year over year. After adjusting for the effect of foreign exchange and acquisitions and dispositions, total Company deferred revenue was up 3%, Americas was up 3% and Non-Americas was up 2%, each as compared to the same period last year.

Second Quarter 2017 Segment Results

Americas

•
GAAP revenue of $333.6 million, up 1% year over year both after and before the effect of foreign exchange; As Adjusted revenue of $336.8 million, up 2% year over year both after and before the effect of foreign exchange;

•
GAAP operating income of $77.1 million, down 8% year over year; As Adjusted operating income of $90.8 million, flat year over year. GAAP operating income decline reflects acquisition-related costs, such as deal costs and amortization of intangibles.

Non-Americas

•
GAAP revenue of $72.1 million, up 3% year over year after the effect of foreign exchange (up 7% before the effect of foreign exchange); As Adjusted revenue of $71.6 million, up 3% year over year after the effect of foreign exchange (up 7% before the effect of foreign exchange);

•	GAAP operating income of $20.6 million, up 46% year over year. As Adjusted operating income of $20.6 million, up 42% year over year.

See attached Schedules 3, 4, 5, and 6 for additional detail.

Declares Quarterly Dividend

Dun & Bradstreet today announced that it has declared a quarterly cash dividend of $0.5025 per share. This quarterly cash dividend is payable on September 8, 2017 to shareholders of record at the close of business on August 23, 2017.

Use of Non-GAAP Financial Measures

In addition to reporting generally accepted accounting principles in the United States of America (“GAAP”) results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges that are not in the normal course of our business (such as gains and losses on sales of businesses, impairment charges and material tax and legal settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs, retention payments, and contingent consideration adjustments); and

acquisition-related intangible amortization expense. A recurring component excluded from our “As Adjusted” results is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our “As Adjusted” results exclude the results of Discontinued Operations.

We also isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange. The change in our operating performance attributable to foreign currency rates is determined by converting both our prior and current periods by a constant rate. As a result, we monitor our “As Adjusted” revenue growth both after and before the effects of foreign exchange.

We also analyze “As Adjusted” revenue growth on an organic basis because management believes this information provides important insight into the underlying/ongoing performance of the business. Organic revenue excludes revenue from acquired businesses for one year from the date of the acquisition and net divested revenue which we define as the historical revenues from the divested businesses net of the annual ongoing future revenue streams resulting from the commercial arrangements entered into in connection with such divestitures.

We may from time to time use the term sales, which we define as the annual value of committed customer contracts. This term is often referred to as bookings or commitments by other companies.

We also monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, share repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of investments.

We also monitor deferred revenue after adjusting for the effect of foreign exchange, dispositions, acquisitions and the impacts of the write-down of deferred revenue due to purchase accounting.

We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors. Non-GAAP results are presented only as a supplement to the financial statements presented in accordance with GAAP. The non-GAAP financial information is provided to enhance the reader’s understanding of our underlying financial performance. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of revenue, operating income, operating margin, net income, diluted EPS or net cash provided by operating activities as determined in accordance with GAAP.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented and defined in Schedules 5 and 6 attached to this press release.

Changes to our Solution Set Reporting

We report and monitor our revenue performance as Risk Management Solutions and Sales & Marketing Solutions. Within Risk Management Solutions, we monitor the performance as Trade Credit and Other Enterprise Risk Management. Trade Credit represents our commercial credit products such as D&B Credit Suite (which includes DNBi® and D&B Credit solutions), and “Other Trade Credit” solutions, which are products and services used to manage credit risk and support our customers’ internal credit risk decisioning process. Other Enterprise Risk Management includes all of our remaining Risk Management products, such as our compliance, supply chain, credit on self and D&B Direct risk solutions.

Effective January 1, 2017, we began managing and reporting our Sales and Marketing Solutions as Sales Acceleration and Advanced Marketing Solutions (newly defined). Sales Acceleration includes solutions designed to align sales and marketing teams around the same refined and inter-connected information (data that is current, tied to buying signals, and delivered with context) to shorten sales cycles, increase win rates, and accelerate revenue growth more quickly. Our customers want to target more intelligently to enhance sales productivity; that is to know who they are selling to, what their customers might be buying, how things are changing at their customers’ companies, where their customers have purchased before, and how to most efficiently engage with them. We provide these solutions through applications such as D&B Hoovers, as well as direct access to our contact data. Advanced Marketing Solutions (newly defined) consists of our Master Data solutions, which enable our customers to integrate and organize data to create a single view of customers and prospects, enrich data, continuously manage data quality and link company identity and hierarchy. It also consists of new use cases such as Audience Solutions, which uses data and analytics to fuel enhanced programmatic targeting and web visitor intelligence.

We also evaluate our business and provide the following supplemental revenue metrics. For Trade Credit, we further provide revenue for the D&B Credit Suite and Other Trade Credit. Prior to January 1, 2017, the D&B Credit Suite was referred to as DNBi®. Also effective January 1, 2017, we began providing a new revenue metric called D&B Hoovers Suite. This new metric encompasses our legacy Hoover’s product, our new D&B Hoovers product, our Salesforce alliance revenue through data.com and our Avention, Inc. product portfolio. Management believes that these measures provide further insight into our performance and the growth of our business.

We no longer report our Sales and Marketing Solutions as Traditional Prospecting Solutions or use the prior definition of Advanced Marketing Solutions and we no longer report our total revenue on a Direct or Alliances & Partners basis.

Where appropriate, we have reclassified certain prior year amounts to conform to the current year presentation.

Second Quarter 2017 Teleconference

As previously announced, Dun & Bradstreet will review its second quarter 2017 results in a conference call with the investment community on Thursday, August 3, 2017, at 8 a.m. ET. Live audio, as well as a replay of the conference call will be accessible on Dun & Bradstreet's Investor Relations Web site at http://investor.dnb.com.

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About Dun & Bradstreet®

Dun & Bradstreet (NYSE: DNB) grows the most valuable relationships in business. By uncovering truth and meaning from data, we connect our customers with the prospects, suppliers, clients and partners that matter most, and have since 1841. Nearly ninety percent of the Fortune 500, and companies of every size around the world, rely on our data, insights and analytics. For more about Dun & Bradstreet, visit DNB.com. Twitter: @DnBUS
Forward-Looking and Cautionary Statements
We may from time-to-time make written or oral “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements contained in filings with the Securities and Exchange Commission, in reports to shareholders and in press releases and investor Web casts. These forward-looking statements include, without limitation, any statements related to financial guidance or strategic goals. These forward-looking statements can also be identified by the use of words like “anticipates,” “aspirations,” “believes,” “commits,” “continues,” “estimates,” “expects,” “goals,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “targets,” “will” and other words of similar meaning. They can also be identified by the fact that they do not relate strictly to historical or current facts.
We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements and whether to invest in, or remain invested in, our securities.
In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are identifying the following important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by us; any such statement is qualified by reference to the following cautionary factors: (i) reliance on third parties to support critical components of our business model; (ii) our ability to protect our information technology infrastructure against cyber-attack and unauthorized access; (iii) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (iv) customer demand for our products; (v) the successful implementation of our business strategy; (vi) the integrity and security of our global databases and data centers; (vii) our ability to maintain the integrity of our brand and reputation; (viii) our ability to renew large contracts and the related revenue recognition and timing thereof; (ix) the impact of macro-economic challenges on our customers and vendors; (x) future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; (xi) our ability to acquire and successfully integrate other businesses, products and technologies; (xii) adherence by third-party members of our Dun & Bradstreet Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xiii) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; and (xiv) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission.
It should be understood that it is not possible to predict or identify all risk factors. Consequently, the above list of important factors and the Risk Factors discussed in Item 1A. of our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q should not be considered to be a complete discussion of all of our potential trends, risks and uncertainties. Except as otherwise required by federal securities laws, we do not undertake any obligation to update any forward-looking statement we may make from time-to-time.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-to-Date		AFX	Foreign	BFX
	June 30,		% Change	Exchange	% Change	June 30,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2017	2016	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2017	2016	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$333.6	$329.1	1%	(0.1)%	1%	$648.1	$636.1	2%	(0.2)%	2%
Non-Americas (2)	72.1	69.7	3%	(3.9)%	7%	139.1	137.7	1%	(4.5)%	6%

Total Revenue (3)	$405.7	$398.8	2%	(0.7)%	2%	$787.2	$773.8	2%	(0.8)%	2%

Operating Income (Loss):

Americas (4)	$77.1	$83.7	(8)%			$133.8	$153.3	(13)%
Non-Americas (5)	20.6	14.2	46%			39.4	27.2	45%

Corporate and Other (6)	(21.3)	(51.4)	59%			(55.9)	(80.8)	31%

Total Operating Income (7)	76.4	46.5	64%			117.3	99.7	18%

Interest Income	0.4	0.5	(24)%			0.8	1.0	(22)%
Interest Expense	(15.1)	(13.4)	(12)%			(29.7)	(26.9)	(10)%
Other Income (Expense) - Net (10)	1.8	(0.5)	N/M			—	0.3	(91)%

Non-Operating Income (Expense) - Net (11)	(12.9)	(13.4)	3%			(28.9)	(25.6)	(13)%

Income Before Provision for Income Taxes	63.5	33.1	91%			88.4	74.1	19%

Less: Provision for Income Taxes (12)	18.7	14.2	(31)%			26.9	25.2	(7)%
Equity in Net Income (Loss) of Affiliates	1.9	1.0	100%			2.7	1.7	61%

Net Income From Continuing Operations	46.7	19.9	N/M			64.2	50.6	27%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(1.6)	(1.1)	(49)%			(2.8)	(1.8)	(52)%

Net Income From Continuing Operations Attributable to Dun & Bradstreet	45.1	18.8	N/M			61.4	48.8	26%

Income from Discontinued Operations, Net of Income Taxes	—	—	N/M			—	—	N/M
Loss on Disposal of Business, Net of Tax Impact	—	—	N/M			(0.8)	—	N/M

Income (Loss) from Discontinued Operations, Net of Income Taxes	—	—	N/M			(0.8)	—	N/M

Net Income Attributable to Dun & Bradstreet (8)	$45.1	$18.8	N/M	$60.6	$48.8	24%

Basic Earnings (Loss) Per Share:
From Continuing Operations	$1.22	$0.52	N/M	$1.66	$1.35	23%
From Discontinued Operations	—	—	N/M	(0.02)	—	N/M

Basic Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$1.22	$0.52	N/M	$1.64	$1.35	21%

Diluted Earnings (Loss) Per Share:
From Continuing Operations	$1.22	$0.51	N/M	$1.65	$1.34	23%
From Discontinued Operations	—	—	N/M	(0.02)	—	N/M

Diluted Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (9)	$1.22	$0.51	N/M	$1.63	$1.34	22%

Weighted Average Number of Shares Outstanding:
Basic	36.9	36.3	(2)%	36.9	36.2	(2)%
Diluted	37.1	36.6	(1)%	37.1	36.5	(2)%

Operating Margins (Calculated on Total Revenue)

Americas	23.1%	25.4%	20.6%	24.1%
Non-Americas	28.7%	20.4%	28.4%	19.7%
Total Company	18.8%	11.7%	14.9%	12.9%

Effective Tax Rate	29.4%	42.9%	30.4%	34.0%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Certain Selected As Adjusted* Metrics (unaudited)

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-to-Date		AFX	Foreign	BFX
	June 30,		% Change	Exchange	% Change	June 30,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2017	2016	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2017	2016	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$336.8	$329.6	2%	(0.1)%	2%	$653.1	$639.2	2%	0%	2%
Non-Americas (2)	71.6	69.7	3%	(3.9)%	7%	139.1	137.7	1%	(4.5)%	6%

Total Revenue (3)	$408.4	$399.3	2%	(0.7)%	3%	$792.2	$776.9	2%	(0.8)%	3%

Organic Revenue:**
Total Revenue	$408.4	$399.3			3%	$792.2	$776.9			3%
Less:
Acquisitions	14.7	—			N/M	27.8	—			N/M
Net Divested	1.2	8.6			N/M	2.0	16.2			N/M

Organic Revenue	$392.5	$390.7			1%	$762.4	$760.7			1%

Operating Income (Loss):

Americas (4)	$90.8	$90.8	0%			$160.2	$170.5	(6)%
Non-Americas (5)	20.6	14.5	42%			39.9	27.5	45%

Corporate and Other (6)	(21.2)	(18.4)	(15)%			(42.7)	(37.5)	(14)%

Total Operating Income (7)	$90.2	$86.9	4%			$157.4	$160.5	(2)%

Net Income Attributable to Dun & Bradstreet (8)	$51.9	$50.0	4%			$87.1	$93.2	(7)%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$1.41	$1.38	2%			$2.36	$2.57	(8)%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (9)	$1.40	$1.37	2%			$2.35	$2.55	(8)%

Weighted Average Number of Shares Outstanding:
Basic	36.9	36.3	(2)%			36.9	36.2	(2)%
Diluted	37.1	36.6	(1)%			37.1	36.5	(2)%

Other Information:

Interest Income	$0.4	$0.5	(24)%	$0.8	$1.0	(22)%
Interest Expense	(15.1)	(13.4)	(12)%	(29.7)	(26.9)	(10)%
Other Income (Expense) - Net (10)	1.8	(0.5)	N/M	0.7	0.3	N/M

Non-Operating Income (Expense) - Net (11)	$(12.9)	$(13.4)	3%	$(28.2)	$(25.6)	(10)%

Provision for Income Taxes (12)	$25.7	$23.4	(10)%	$42.0	$41.6	(1)%

Operating Margins (Calculated on Total Revenue)

Americas	27.0%	27.5%	24.5%	26.7%
Non-Americas	28.9%	20.9%	28.7%	20.0%
Total Company	22.1%	21.8%	19.9%	20.7%

Effective Tax Rate	33.2%	31.7%	32.5%	30.8%
AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.
See Schedule 6 (Notes to Schedules) for a reconciliation of each of these As Adjusted metrics to the corresponding GAAP metrics.
* As Adjusted includes the effect of divesting our operations in Benelux and Latin America
** See Schedule 6 (Notes to Schedules) for definition of Organic Revenue
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of		Year-to-Date			Effects of
	June 30,		AFX	Foreign	BFX	June 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2017	2016	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2017	2016	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$122.0	$126.4	(3)%	(0.2)%	(3)%	$246.2	$254.7	(3)%	0.0%	(3)%
Other Enterprise Risk Management	61.3	57.6	6%	0.0%	6%	119.1	107.1	11%	0.0%	11%
Total Americas Risk Management Solutions	183.3	184.0	0%	(0.1)%	0%	365.3	361.8	1%	0.0%	1%

Sales and Marketing Solutions
Sales Acceleration Solutions	$66.1	$60.4	9%	(0.1)%	9%	$135.4	$122.8	10%	0.0%	10%
Advanced Marketing Solutions	84.2	84.7	(1)%	0.0%	(1)%	147.4	151.5	(3)%	0.0%	(3)%
Total Americas Sales and Marketing Solutions	150.3	145.1	4%	0.0%	4%	282.8	274.3	3%	0.0%	3%

Total Americas Revenue	$333.6	$329.1	1%	(0.1)%	1%	$648.1	$636.1	2%	0.0%	2%

Non-Americas:
Risk Management Solutions
Trade Credit	$41.5	$42.2	(2)%	(5.3)%	4%	$82.4	$82.4	0%	(5.9)%	6%
Other Enterprise Risk Management	15.8	15.9	(1)%	1.1%	(2)%	29.3	32.3	(9)%	0.0%	(9)%
Total Non-Americas Risk Management Solutions	57.3	58.1	(2)%	(3.4)%	2%	111.7	114.7	(3)%	(4.0)%	1%

Sales and Marketing Solutions
Sales Acceleration Solutions [1]	$8.5	$4.8	80%	(3.6)%	84%	$13.3	$9.0	49%	(3.5)%	52%
Advanced Marketing Solutions [1]	6.3	6.8	(7)%	(7.3)%	0%	14.1	14.0	1%	(9.0)%	10%
Total Non-Americas Sales and Marketing Solutions	14.8	11.6	29%	(7.0)%	36%	27.4	23.0	20%	(7.4)%	27%

Total Non-Americas Revenue	$72.1	$69.7	3%	(3.9)%	7%	$139.1	$137.7	1%	(4.5)%	6%

Total Corporation:
Risk Management Solutions
Trade Credit	$163.5	$168.6	(3)%	(1.4)%	(2)%	$328.6	$337.1	(3)%	(1.3)%	(1)%
Other Enterprise Risk Management	77.1	73.5	5%	0.2%	5%	148.4	139.4	6%	0.0%	6%
Total Risk Management Solutions	240.6	242.1	(1)%	(0.9)%	0%	477.0	476.5	0%	(1.0)%	1%

Sales and Marketing Solutions
Sales Acceleration Solutions [1]	$74.6	$65.2	14%	(0.1)%	14%	$148.7	$131.8	13%	(0.1)%	13%
Advanced Marketing Solutions [1]	90.5	91.5	(1)%	(0.6)%	0%	161.5	165.5	(2)%	(0.6)%	(2)%
Total Sales and Marketing Solutions	165.1	156.7	5%	(0.4)%	6%	310.2	297.3	4%	(0.4)%	5%

Total Revenue	$405.7	$398.8	2%	(0.7)%	2%	$787.2	$773.8	2%	(0.8)%	2%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of		Year-to-Date			Effects of
	June 30,		AFX	Foreign	BFX	June 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2017	2016	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2017	2016	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
D&B Credit Suite	$93.2	$94.7	(1)%	(0.2)%	(1)%	$187.3	$188.4	(1)%	0.0%	(1)%
Other Trade Credit	28.8	31.7	(9)%	(0.2)%	(9)%	58.9	66.3	(11)%	0.0%	(11)%
Total Americas Trade Credit Revenue	122.0	126.4	(3)%	(0.2)%	(3)%	246.2	254.7	(3)%	0.0%	(3)%

Non-Americas:
D&B Credit Suite	$4.4	$6.1	(28)%	(4.6)%	(24)%	$8.1	$12.2	(33)%	(4.8)%	(29)%
Other Trade Credit	37.1	36.1	3%	(5.3)%	8%	74.3	70.2	6%	(5.9)%	12%
Total Non-Americas Trade Credit Revenue	41.5	42.2	(2)%	(5.3)%	4%	82.4	82.4	0%	(5.9)%	6%

Total Corporation:
D&B Credit Suite	$97.6	$100.8	(3)%	(0.5)%	(3)%	$195.4	$200.6	(3)%	(0.4)%	(2)%
Other Trade Credit	65.9	67.8	(3)%	(2.6)%	0%	133.2	136.5	(2)%	(2.7)%	0%
Total Trade Credit Revenue	$163.5	$168.6	(3)%	(1.4)%	(2)%	$328.6	$337.1	(3)%	(1.3)%	(1)%

D&B Hoovers Suite
Americas	$39.1	$34.1	15%	(0.1)%	15%	$81.3	$67.8	20%	0.0%	20%
Non-Americas	4.2	0.7	N/M	N/M	N/M	6.6	1.6	N/M	N/M	N/M
Total Corporation	$43.3	$34.8	24%	0.1%	24%	$87.9	$69.4	27%	(0.1)%	27%

Notes:
1 Within Non-Americas, we have reclassified prior period amounts for "Sales Acceleration" and "Advanced Marketing Solutions" to conform to the current year presentation. Total Non-Americas Sales and Marketing Solutions remains unchanged.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted*

	Quarter Ended			Effects of		Year-to-Date			Effects of
	June 30,		AFX	Foreign	BFX	June 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2017	2016	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2017	2016	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$122.0	$126.4	(4)%	(0.2)%	(3)%	$246.2	$255.0	(3)%	0.0%	(3)%
Other Enterprise Risk Management	61.3	58.0	6%	0.0%	6%	119.1	109.3	9%	0.0%	9%
Total Americas Risk Management Solutions	183.3	184.4	(1)%	(0.1)%	0%	365.3	364.3	0%	0.0%	0%

Sales and Marketing Solutions
Sales Acceleration Solutions	$69.3	$60.5	14%	(0.1)%	14%	$140.4	$123.4	14%	0.0%	14%
Advanced Marketing Solutions	84.2	84.7	(1)%	0.0%	(1)%	147.4	151.5	(3)%	0.0%	(3)%
Total Americas Sales and Marketing Solutions	153.5	145.2	6%	0.0%	6%	287.8	274.9	5%	0.0%	5%

Total Americas Revenue	$336.8	$329.6	2%	(0.1)%	2%	$653.1	$639.2	2%	0.0%	2%

Non-Americas:
Risk Management Solutions
Trade Credit	$41.5	$42.2	(2)%	(5.3)%	4%	$82.4	$82.4	0%	(5.9)%	6%
Other Enterprise Risk Management	15.8	15.9	(1)%	1.1%	(2)%	29.3	32.3	(9)%	0.0%	(9)%
Total Non-Americas Risk Management Solutions	57.3	58.1	(2)%	(3.4)%	2%	111.7	114.7	(3)%	(4.0)%	1%

Sales and Marketing Solutions
Sales Acceleration Solutions [1]	$8.0	$4.8	69%	(3.9)%	73%	$13.3	$9.0	49%	(3.8)%	52%
Advanced Marketing Solutions [1]	6.3	6.8	(7)%	(7.3)%	0%	14.1	14.0	1%	(9.0)%	10%
Total Non-Americas Sales and Marketing Solutions	14.3	11.6	24%	(7.0)%	31%	27.4	23.0	20%	(7.6)%	27%

Total Non-Americas Revenue	$71.6	$69.7	3%	(3.9)%	7%	$139.1	$137.7	1%	(4.5)%	6%

Total Corporation:
Risk Management Solutions
Trade Credit	$163.5	$168.6	(3)%	(1.4)%	(2)%	$328.6	$337.4	(3)%	(1.3)%	(1)%
Other Enterprise Risk Management	77.1	73.9	4%	0.2%	4%	148.4	141.6	5%	0.0%	5%
Total Risk Management Solutions	240.6	242.5	(1)%	(0.9)%	0%	477.0	479.0	0%	(0.9)%	1%

Sales and Marketing Solutions
Sales Acceleration Solutions [1]	$77.3	$65.3	18%	(0.2)%	18%	$153.7	$132.4	16%	(0.2)%	16%
Advanced Marketing Solutions [1]	90.5	91.5	(1)%	(0.6)%	0%	161.5	165.5	(2)%	(0.6)%	(2)%
Total Sales and Marketing Solutions	167.8	156.8	7%	(0.4)%	7%	315.2	297.9	6%	(0.5)%	6%

Total Revenue	$408.4	$399.3	2%	(0.7)%	3%	$792.2	$776.9	2%	(0.8)%	3%

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted*

	Quarter Ended			Effects of		Year-to-Date			Effects of
	June 30,		AFX	Foreign	BFX	June 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2017	2016	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2017	2016	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
D&B Credit Suite	$93.2	$94.7	(1)%	(0.2)%	(1)%	$187.3	$188.5	(1)%	0.0%	(1)%
Other Trade Credit	28.8	31.7	(10)%	(0.2)%	(9)%	58.9	66.5	(12)%	0.0%	(12)%
Total Americas Trade Credit Revenue	122.0	126.4	(4)%	(0.2)%	(3)%	246.2	255.0	(3)%	0.0%	(3)%

Non-Americas:
D&B Credit Suite	$4.4	$6.1	(28)%	(4.6)%	(24)%	$8.1	$12.2	(33)%	(4.8)%	(29)%
Other Trade Credit	37.1	36.1	3%	(5.3)%	8%	74.3	70.2	6%	(5.9)%	12%
Total Non-Americas Trade Credit Revenue	41.5	42.2	(2)%	(5.3)%	4%	82.4	82.4	0%	(5.9)%	6%

Total Corporation:
D&B Credit Suite	$97.6	$100.8	(3)%	(0.5)%	(3)%	$195.4	$200.7	(3)%	(0.4)%	(2)%
Other Trade Credit	65.9	67.8	(3)%	(2.6)%	0%	133.2	136.7	(3)%	(2.7)%	0%
Total Trade Credit Revenue	$163.5	$168.6	(3)%	(1.4)%	(2)%	$328.6	$337.4	(3)%	(1.3)%	(1)%

D&B Hoovers Suite
Americas	$42.3	$34.1	24%	(0.1)%	24%	$86.3	$67.8	27%	0.0%	27%
Non-Americas	3.7	0.7	N/M	N/M	N/M	6.6	1.6	N/M	N/M	N/M
Total Corporation	$46.0	$34.8	32%	(0.1)%	32%	$92.9	$69.4	34%	(0.1)%	34%

* As Adjusted includes the effect of divesting our operations in Benelux and Latin America
1 Within Non-Americas, we have reclassified prior period amounts for "Sales Acceleration" and "Advanced Marketing Solutions" to conform to the current year presentation. Total Non-Americas Sales and Marketing Solutions remains unchanged.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.
See Schedule 6 (Notes to Schedules) for a reconciliation of each of these As Adjusted metrics to the corresponding GAAP metrics.

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended			Year-to-Date
	June 30,		AFX	June 30,		AFX
			% Change			% Change
Amounts in millions	2017	2016	Fav/(Unfav)	2017	2016	Fav/(Unfav)
Operating Costs (GAAP):
Operating Expenses	$139.7	$133.0	(5)%	$281.7	$265.4	(6)%
Selling and Administrative Expenses	162.7	196.1	17%	333.4	359.4	7%
Depreciation and Amortization	19.4	17.3	(12)%	38.3	33.7	(14)%
Restructuring Expense	7.5	5.9	(26)%	16.5	15.6	(6)%

Total Operating Costs (GAAP)	$329.3	$352.3	7%	$669.9	$674.1	1%

Capital Expenditures (GAAP)	$3.0	$5.8	46%	$5.8	$9.5	38%

Additions to Computer Software & Other Intangibles (GAAP)	$14.8	$11.5	(29)%	$27.5	$23.4	(17)%

Operating Costs (As Adjusted):
Operating Expenses	$139.7	$133.0	(5)%	$281.7	$265.4	(6)%
Selling and Administrative Expenses	167.1	168.1	1%	330.5	329.4	0%
Depreciation and Amortization	11.4	11.3	(1)%	22.6	21.6	(5)%
Restructuring Expense	—	—	N/M	—	—	N/M

Total Operating Costs (As Adjusted)	$318.2	$312.4	(2)%	$634.8	$616.4	(3)%

	Quarter Ended		Year-to-Date
	June 30,		June 30,

Amounts in millions	2017	2016	2017	2016

Operating Expenses (GAAP):	$139.7	$133.0	$281.7	$265.4
None	—	—	—	—

Operating Expenses (As Adjusted)	$139.7	$133.0	$281.7	$265.4

Selling and Admin (GAAP)	$162.7	$196.1	$333.4	$359.4
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	0.2	(0.6)	(0.1)	(1.2)
Accrual for Legal Matters	8.0	(26.0)	8.0	(26.0)
Acquisition/Divestiture Related Costs	(3.8)	(1.4)	(10.8)	(2.8)

Selling and Admin (As Adjusted)	$167.1	$168.1	$330.5	$329.4

Depreciation and Amortization (GAAP)	$19.4	$17.3	$38.3	$33.7
Amortization of Acquisition Related Intangibles	(8.0)	(6.0)	(15.7)	(12.1)

Depreciation and Amortization (As Adjusted)	$11.4	$11.3	$22.6	$21.6

Restructuring (GAAP)	$7.5	$5.9	$16.5	$15.6
Restructuring	(7.5)	(5.9)	(16.5)	(15.6)

Restructuring (As Adjusted)	$—	$—	$—	$—

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended

Amounts in millions	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016

Net Debt Position:
Cash and Cash Equivalents	$400.2	$375.4	$352.6	$327.3	$379.1	$365.7
Short-Term Debt	(27.5)	(22.5)	(22.5)	(20.0)	(20.0)	(20.0)
Long-Term Debt	(1,673.0)	(1,684.7)	(1,594.5)	(1,586.4)	(1,715.6)	(1,725.4)

Net Debt	$(1,300.3)	$(1,331.8)	$(1,264.4)	$(1,279.1)	$(1,356.5)	$(1,379.7)

	Year-to-Date

Amounts in millions	Jun 30, 2017	Jun 30, 2016	% Change Fav/(Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities - Continuing Operations (GAAP)	$176.5	$180.9	(2)%
Less:
Capital Expenditures (GAAP)	5.8	9.5	38%
Additions to Computer Software & Other Intangibles (GAAP)	27.5	23.4	(17)%

Free Cash Flow	$143.2	$148.0	(3)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

See Schedule 6 (Notes to Schedules) for a reconciliation of each of these As Adjusted metrics to the corresponding GAAP metrics.

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Americas Total Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016
	Americas Total Revenue (GAAP) (Schedule 1)	$333.6	$329.1	$648.1	$636.1
	Acquisition Related Deferred Revenue Fair Value Adjustment	(3.2)	(0.5)	(5.0)	(3.1)
	Americas Total Revenue (As Adjusted) (Schedule 2)	$336.8	$329.6	$653.1	$639.2

(2)	The following table reconciles Non-Americas Total Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016
	Non-Americas Total Revenue (GAAP) (Schedule 1)	$72.1	$69.7	$139.1	$137.7
	Acquisition Related Deferred Revenue Fair Value Adjustment	0.5	—	—	—
	Non-Americas Total Revenue (As Adjusted) (Schedule 2)	$71.6	$69.7	$139.1	$137.7

(3)	The following table reconciles Total Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016
	Total Revenue (GAAP) (Schedule 1)	$405.7	$398.8	$787.2	$773.8
	Acquisition Related Deferred Revenue Fair Value Adjustment	(2.7)	(0.5)	(5.0)	(3.1)
	Total Revenue (As Adjusted) (Schedule 2)	$408.4	$399.3	$792.2	$776.9

(4)	The following table reconciles Americas Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016
	Americas Operating Income (GAAP) (Schedule 1)	$77.1	$83.7	$133.8	$153.3
	Acquisition/Divestiture Related Costs	(2.8)	(0.6)	(6.0)	(2.0)
	Amortization of Acquisition Related Intangibles	(7.7)	(6.0)	(15.4)	(12.1)
	Acquisition Related Deferred Revenue Fair Value Adjustment	(3.2)	(0.5)	(5.0)	(3.1)
	Americas Operating Income (As Adjusted) (Schedule 2)	$90.8	$90.8	$160.2	$170.5

(5)	The following table reconciles Non-Americas Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016
	Non-Americas Operating Income (GAAP) (Schedule 1)	$20.6	$14.2	$39.4	$27.2
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters in China	—	(0.1)	—	(0.1)
	Acquisition/Divestiture Related Costs	(0.2)	(0.2)	(0.2)	(0.2)
	Acquisition Related Deferred Revenue Fair Value Adjsustment	0.5	—	—	—
	Amortization of Acquisition Related Intangibles	(0.3)	—	(0.3)	—
	Non-Americas Operating Income (As Adjusted) (Schedule 2)	$20.6	$14.5	$39.9	$27.5

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

(6)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016
	Corporate and Other (GAAP) (Schedule 1)	$(21.3)	$(51.4)	$(55.9)	$(80.8)
	Restructuring Charges	(7.5)	(5.9)	(16.5)	(15.6)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	0.2	(0.5)	(0.1)	(1.1)
	Accrual for Legal Matters	8.0	(26.0)	8.0	(26.0)
	Acquisition/Divestiture Related Costs	(0.8)	(0.6)	(4.6)	(0.6)
	Corporate and Other (As Adjusted) (Schedule 2)	$(21.2)	$(18.4)	$(42.7)	$(37.5)

(7)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016
	Total Operating Income (GAAP) (Schedule 1)	$76.4	$46.5	$117.3	$99.7
	Restructuring Charges	(7.5)	(5.9)	(16.5)	(15.6)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	0.2	(0.6)	(0.1)	(1.2)
	Accrual for Legal Matters	8.0	(26.0)	8.0	(26.0)
	Acquisition/Divestiture Related Costs	(3.8)	(1.4)	(10.8)	(2.8)
	Amortization of Acquisition Related Intangibles	(8.0)	(6.0)	(15.7)	(12.1)
	Acquisition Related Deferred Revenue Fair Value Adjustment	(2.7)	(0.5)	(5.0)	(3.1)
	Total Operating Income (As Adjusted) (Schedule 2)	$90.2	$86.9	$157.4	$160.5

(8)	The following table reconciles Net Income Attributable to Dun & Bradstreet included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016

	Net Income Attributable to Dun & Bradstreet (GAAP) (Schedule 1)	$45.1	$18.8	$60.6	$48.8

	Restructuring Charges	(4.7)	(3.8)	(10.7)	(10.1)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	0.2	(0.4)	—	(0.8)
	Accrual for Legal Matters	7.9	(22.0)	7.9	(22.0)
	Acquisition/Divestiture Related Costs	(3.4)	(1.0)	(8.9)	(1.8)
	Amortization of Acquisition Related Intangibles	(5.0)	(3.7)	(10.0)	(7.5)
	Acquisition Related Deferred Revenue Fair Value Adjustment	(1.8)	(0.3)	(3.4)	(2.2)
	Gain (Loss) on Sale of Businesses	—	—	(0.6)	—

	After-Tax Impact	(6.8)	(31.2)	(25.7)	(44.4)

	Income (Loss) from Discontinued Operations, Net of Income Taxes	—	—	(0.8)	—

	Net Income Attributable to Dun & Bradstreet (As Adjusted) (Schedule 2)	$51.9	$50.0	$87.1	$93.2

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

(9)	The following table reconciles Diluted Earnings Per Share of Common Stock included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		June 30,		June 30,
		2017	2016	2017	2016

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (GAAP) (Schedule 1)	$1.22	$0.51	$1.63	$1.34

	Restructuring Charges	(0.12)	(0.11)	(0.29)	(0.28)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	(0.01)	—	(0.02)
	Accrual for Legal Matters	0.21	(0.60)	0.21	(0.60)
	Acquisition/Divestiture Related Costs	(0.09)	(0.03)	(0.24)	(0.05)
	Amortization of Acquisition Related Intangibles	(0.13)	(0.10)	(0.27)	(0.20)
	Acquisition Related Deferred Revenue Fair Value Adjustment	(0.05)	(0.01)	(0.09)	(0.06)
	Gain (Loss) on Sale of Businesses	—	—	(0.02)	—
	Discontinued Operations	—	—	(0.02)	—

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (As Adjusted) (Schedule 2)	$1.40	$1.37	$2.35	$2.55

(10)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016
	Other Income (Expense)-Net (GAAP) (Schedule 1)	$(1.8)	$(0.5)	$—	$0.3
	Gain (Loss) on Sale of Businesses	—	—	(0.7)	—
	Other Income (Expense)-Net (As Adjusted) (Schedule 2)	$(1.8)	$(0.5)	$0.7	$0.3

(11)	The following table reconciles Non-Operating Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016
	Non-Operating Income (Expense)-Net (GAAP) (Schedule 1)	$(12.9)	$(13.4)	$(28.9)	$(25.6)
	Gain (Loss) on Sale of Businesses	—	—	(0.7)	—
	Non-Operating Income (Expense)-Net (As Adjusted) (Schedule 2)	$(12.9)	$(13.4)	$(28.2)	$(25.6)

(12)	The following table reconciles Provision for Income Taxes included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		June 30,		June 30,
	Amounts in millions	2017	2016	2017	2016

	Provision for Income Taxes (GAAP) (Schedule 1)	$18.7	$14.2	$26.9	$25.2

	Restructuring Charges	(2.8)	(2.1)	(5.8)	(5.5)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	(0.2)	(0.1)	(0.4)
	Accrual for Legal Matters	0.1	(4.0)	0.1	(4.0)
	Acquisition/Divestiture Related Costs	(0.4)	(0.4)	(1.9)	(1.0)
	Amortization of Acquisition Related Intangibles	(3.0)	(2.3)	(5.7)	(4.6)
	Acquisition Related Deferred Revenue Fair Value Adjustment	(0.9)	(0.2)	(1.6)	(0.9)
	Gain (Loss) on Sale of Businesses	—	—	(0.1)	—

	Provision for Income Taxes (As Adjusted) (Schedule 2)	$25.7	$23.4	$42.0	$41.6

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

	Quarter Ended June 30, 2017			Quarter Ended June 30, 2016
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted*	GAAP	Related Deferred	As Adjusted*
Amounts in millions	(Sched 3)	Revenue	(Sched 4)	(Sched 3)	Revenue	(Sched 4)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$122.0	$—	$122.0	$126.4	$—	$126.4
Other Enterprise Risk Management	61.3	—	61.3	57.6	0.4	58.0
Total Americas Risk Management Solutions	183.3	—	183.3	184.0	0.4	184.4

Sales and Marketing Solutions
Sales Acceleration Solutions	$66.1	$3.2	$69.3	$60.4	$0.1	$60.5
Advanced Marketing Solutions	84.2	—	84.2	84.7	—	84.7
Total Americas Sales and Marketing Solutions	150.3	3.2	153.5	145.1	0.1	145.2

Total Americas Revenue	$333.6	$3.2	$336.8	$329.1	$0.5	$329.6

Non-Americas:
Risk Management Solutions
Trade Credit	$41.5	$—	$41.5	$42.2	$—	$42.2
Other Enterprise Risk Management	15.8	—	15.8	15.9	—	15.9
Total Non-Americas Risk Management Solutions	57.3	—	57.3	58.1	—	58.1

Sales and Marketing Solutions
Sales Acceleration Solutions	$8.5	$(0.5)	$8.0	$4.8	$—	$4.8
Advanced Marketing Solutions	6.3	—	6.3	6.8	—	6.8
Total Non-Americas Sales and Marketing Solutions	14.8	(0.5)	14.3	11.6	—	11.6

Total Non-Americas Revenue	$72.1	$(0.5)	$71.6	$69.7	$—	$69.7

Total Corporation:
Risk Management Solutions
Trade Credit	$163.5	$—	$163.5	$168.6	$—	$168.6
Other Enterprise Risk Management	77.1	—	77.1	73.5	0.4	73.9
Total Risk Management Solutions	240.6	—	240.6	242.1	0.4	242.5

Sales and Marketing Solutions
Sales Acceleration Solutions	$74.6	$2.7	$77.3	$65.2	$0.1	$65.3
Advanced Marketing Solutions	90.5	—	90.5	91.5	—	91.5
Total Sales and Marketing Solutions	165.1	2.7	167.8	156.7	0.1	156.8

Total Revenue	$405.7	$2.7	$408.4	$398.8	$0.5	$399.3

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

	Quarter Ended June 30, 2017			Quarter Ended June 30, 2016
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted*	GAAP	Related Deferred	As Adjusted*
Amounts in millions	(Sched 3)	Revenue	(Sched 4)	(Sched 3)	Revenue	(Sched 4)

Trade Credit Revenue:
Americas:
D&B Credit Suite	$93.2	$—	$93.2	$94.7	$—	$94.7
Other Trade Credit	28.8	—	28.8	31.7	—	31.7
Total Americas Trade Credit Revenue	122.0	—	122.0	126.4	—	126.4

Non-Americas:
D&B Credit Suite	$4.4	$—	$4.4	$6.1	$—	$6.1
Other Trade Credit	37.1	—	37.1	36.1	—	36.1
Total Non-Americas Trade Credit Revenue	41.5	—	41.5	42.2	—	42.2

Total Corporation:
D&B Credit Suite	$97.6	$—	$97.6	$100.8	$—	$100.8
Other Trade Credit	65.9	—	65.9	67.8	—	67.8
Total Trade Credit Revenue	$163.5	$—	$163.5	$168.6	$—	$168.6

D&B Hoovers Suite
Americas	$39.1	$3.2	$42.3	$34.1	$—	$34.1
Non-Americas	4.2	(0.5)	3.7	0.7	—	0.7
Total Corporation	$43.3	$2.7	$46.0	$34.8	$—	$34.8
* As Adjusted includes the effect of divesting our operations in Benelux and Latin America

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

	Year-to-Date June 30, 2017			Year-to-Date June 30, 2016
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted*	GAAP	Related Deferred	As Adjusted*
Amounts in millions	(Sched 3)	Revenue	(Sched 4)	(Sched 3)	Revenue	(Sched 4)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$246.2	$—	$246.2	$254.7	$0.3	$255.0
Other Enterprise Risk Management	119.1	—	119.1	107.1	2.2	109.3
Total Americas Risk Management Solutions	365.3	—	365.3	361.8	2.5	364.3

Sales and Marketing Solutions
Sales Acceleration Solutions	$135.4	$5.0	$140.4	$122.8	$0.6	$123.4
Advanced Marketing Solutions	147.4	—	147.4	151.5	—	151.5
Total Americas Sales and Marketing Solutions	282.8	5.0	287.8	274.3	0.6	274.9

Total Americas Revenue	$648.1	$5.0	$653.1	$636.1	$3.1	$639.2

Non-Americas:
Risk Management Solutions
Trade Credit	$82.4	$—	$82.4	$82.4	$—	$82.4
Other Enterprise Risk Management	29.3	—	29.3	32.3	—	32.3
Total Non-Americas Risk Management Solutions	111.7	—	111.7	114.7	—	114.7

Sales and Marketing Solutions
Sales Acceleration Solutions	$13.3	$—	$13.3	$9.0	$—	$9.0
Advanced Marketing Solutions	14.1	—	14.1	14.0	—	14.0
Total Non-Americas Sales and Marketing Solutions	27.4	—	27.4	23.0	—	23.0

Total Non-Americas Revenue	$139.1	$—	$139.1	$137.7	$—	$137.7

Total Corporation:
Risk Management Solutions
Trade Credit	$328.6	$—	$328.6	$337.1	$0.3	$337.4
Other Enterprise Risk Management	148.4	—	148.4	139.4	2.2	141.6
Total Risk Management Solutions	477.0	—	477.0	476.5	2.5	479.0

Sales and Marketing Solutions
Sales Acceleration Solutions	$148.7	$5.0	$153.7	$131.8	$0.6	$132.4
Advanced Marketing Solutions	161.5	—	161.5	165.5	—	165.5
Total Sales and Marketing Solutions	310.2	5.0	315.2	297.3	0.6	297.9

Total Revenue	$787.2	$5.0	$792.2	$773.8	$3.1	$776.9

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

	Year-to-Date June 30, 2017			Year-to-Date June 30, 2016
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted*	GAAP	Related Deferred	As Adjusted*
Amounts in millions	(Sched 3)	Revenue	(Sched 4)	(Sched 3)	Revenue	(Sched 4)

Trade Credit Revenue:
Americas:
D&B Credit Suite	$187.3	$—	$187.3	$188.4	$0.1	$188.5
Other Trade Credit	58.9	—	58.9	66.3	0.2	66.5
Total Americas Trade Credit Revenue	246.2	—	246.2	254.7	0.3	255.0

Non-Americas:
D&B Credit Suite	$8.1	$—	$8.1	$12.2	$—	$12.2
Other Trade Credit	74.3	—	74.3	70.2	—	70.2
Total Non-Americas Trade Credit Revenue	82.4	—	82.4	82.4	—	82.4

Total Corporation:
D&B Credit Suite	$195.4	$—	$195.4	$200.6	$0.1	$200.7
Other Trade Credit	133.2	—	133.2	136.5	0.2	136.7
Total Trade Credit Revenue	$328.6	$—	$328.6	$337.1	$0.3	$337.4

D&B Hoovers Suite
Americas	$81.3	$5.0	$86.3	$67.8	$—	$67.8
Non-Americas	6.6	—	6.6	1.6	—	1.6
Total Corporation	$87.9	$5.0	$92.9	$69.4	$—	$69.4

* As Adjusted includes the effect of divesting our operations in Benelux and Latin America

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

In addition to reporting generally accepted accounting principles in the United States of America (“GAAP”) results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges that are not in the normal course of our business (such as gains and losses on sales of businesses, impairment charges and material tax and legal settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs, retention payments, and contingent consideration adjustments); and acquisition-related intangible amortization expense. A recurring component excluded from our “As Adjusted” results is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our “As Adjusted” results exclude the results of Discontinued Operations. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions that support our long-term growth strategy rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company’s underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors.

We also isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange. The change in our operating performance attributable to foreign currency rates is determined by converting both our prior and current periods by a constant rate. As a result, we monitor our “As Adjusted” revenue growth both after and before the effects of foreign exchange.

We also analyze “As Adjusted” revenue growth on an organic basis because management believes this information provides important insight into the underlying/ongoing performance of the business. Organic revenue excludes revenue from acquired businesses for one year from the date of the acquisition and net divested revenue which we define as the historical revenues from the divested businesses net of the annual ongoing future revenue streams resulting from the commercial arrangements entered into in connection with such divestitures.

We may from time to time use the term “sales”, which we define as the annual value of committed customer contracts. This term is often referred to as “bookings” or “commitments” by other companies.
We monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, stock repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of investments.

Free cash flow should not be considered as a substitute measure for, or superior to, net cash flows provided by operating activities, investing activities or financing activities. Therefore, we believe it is important to view free cash flow as a complement to the consolidated statements of cash flows.

We also monitor deferred revenue after adjusting for the effect of foreign exchange, dispositions, acquisitions and the impacts of the write-down of deferred revenue due to purchase accounting.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.